UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2010
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (571) 303-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 1, 2010, The Corporate Executive Board Company issued a press release with respect to its earnings for the three and nine months ended September 30, 2010 and updated 2010 guidance. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.
Presentation slides used during the Company’s investor conference call, set for November 2, 2010, at 9:00 a.m. EST., may be accessed at http://ir.executiveboard.com/phoenix.zhtml?p=irol-eventDetails&c=113226&eventID=3448748 no later than the starting time of the conference call.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release for third quarter 2010 earnings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company (Registrant)
Date: November 2, 2010	By:	/s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release for third quarter 2010 earnings.